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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  January 23, 2007

                          Wake Forest Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

       United States                    000-25999                56-2131079
       -------------                    ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

           302 South Brooks Street, Wake Forest, North Carolina 27587
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 919-556-5146

                                 Not Applicable
         (Former name or former address, if changed since last report)
         -------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

     On January 23, 2007, Wake Forest Bancshares, Inc. announced earnings for its quarter ended December 31, 2006. A copy of the press release dated January 23, 2007, describing its quarter end earnings is attached as
     Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)  The following exhibit is furnished with this Report:

     Exhibit No.     Description
     -----------     -----------

        99.1         Press release issued by Wake Forest Bancshares, Inc.
                     on January 23, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WAKE FOREST BANCSHARES, INC.




                                     By:    s/s    Robert C. White
                                            ----------------------
                                     Name:  Robert C. White
                                     Title: President, Chief Executive Officer
                                            and Chief Financial Officer

Date: January 23, 2007
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                                 EXHIBIT INDEX

          Exhibit No.              Description
          -----------              -----------
            99.1                   Press Release dated January 23, 2007.